UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)	
ICPW Liquidation Corporation,		
a Nevada corporation,	Case Number:	1:17-bk-12409-MB
	Operating Report Number:	3
Debtor(s).	For the Month Ending:	Nov-17

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS: N/A

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS: N/A

3. BEGINNING BALANCE:

4. RECEIPTS DURING CURRENT PERIOD:

Accounts Receivable - Post-filing		N/A
Accounts Receivable - Pre-filing		N/A
General Sales		
Other (Specify)		
**Other (Specify)		

TOTAL RECEIPTS THIS PERIOD: N/A

5. BALANCE: N/A

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

Transfers to Other DIP Accounts (from page 2)	N/A
Disbursements (from page 2)	N/A

TOTAL DISBURSEMENTS THIS PERIOD:*** N/A

7. ENDING BALANCE: N/A

8. General Account Number(s): None - all operations conducted by ICPW California

Depository Name & Location: N/A

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD:	0.00	0.00	$0.00

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT

BANK RECONCILIATION

Bank statement Date: ____________ Balance on Statement: ____________

Plus deposits in transit (a):

Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments: ____________

Explanation of Adjustments-

ADJUSTED BANK BALANCE: $0.00

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS

N/A

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	N/A
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	N/A
3. BEGINNING BALANCE:	N/A
4. RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)	N/A
5. BALANCE:	N/A
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***	N/A
7. ENDING BALANCE:	N/A

8. Disbursements Account Number(s): N/A

Depository Name & Location: N/A

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

PAYROLL ACCOUNT

BANK RECONCILIATION

Bank statement Date: ______________ Balance on Statement: ______________

Plus deposits in transit (a):

Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments: ______________

Explanation of Adjustments-

ADJUSTED BANK BALANCE: $0.00

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

(Provide a copy of monthly account statements for each of the below)

	General Account:	N/A
	Disburesments Account:	N/A
	Tax Account:	
*Other Accounts:		
*Other Monies:		
	**Petty Cash (from below):	0.00

TOTAL CASH AVAILABLE: 0.00

Petty Cash Transactions:

Date	Purpose	Amount
	None	

TOTAL PETTY CASH TRANSACTIONS: 0.00

* Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#

** Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
1920 Hutton Court	Monthly	(10,637.78)	0	0.00
Payment made by ICPW California, which is the operating entity				
			TOTAL DUE:	0.00

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:

Gross Sales Subject to Sales Tax: ______________

Total Wages Paid: ______________

	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
Federal Withholding			
State Withholding			
FICA- Employer's Share			
FICA- Employee's Share			
Federal Unemployment			
Sales and Use			
Real Property			
Other: See Ironclad California's monthly operating report.			
TOTAL:			

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

See Ironclad California's monthly operating report

	*Accounts Payable	Accounts Receivable	
	Post-Petition	Pre-Petition	Post-Petition
30 days or less			
31 - 60 days			
61 - 90 days			
91 - 120 days			
Over 120 days			
TOTAL:			

V. INSURANCE COVERAGE

	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability	See Schedule of Insurance			
Worker's Compensation				
Casualty				
Vehicle				
Others: ______				
______				

VI. UNITED STATES TRUSTEE QUARTERLY FEES (TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
30-Sep-2017	0.00	325.00	29-Nov-2017	325.00	0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		325.00		325.00	0.00

* Post-Petition Accounts Payable SHOULD NOT include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
Matthew Pliskin	9/25/2017	$18,000 per month plus travel exp	169,562.62
Louis Geoffrey Greulich	9/25/2017	$35,000 per month plus travel exp	47,132.36

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
N/A			

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

IX. PROFIT AND LOSS STATEMENT

(ACCRUAL BASIS ONLY) (Reflects Ironclad California's operations)

	Current Month	Cumulative Post-Petition
Sales/Revenue:		
Gross Sales/Revenue	475,357.04	3,280,710.04
Less: Returns/Discounts	8,860.89	583,862.89
Net Sales/Revenue	466,496.15	2,696,847.15
Cost of Goods Sold:		
Cost of Goods Sold	261,750.50	1,639,404.89
Cost of Goods Sold - Freight	6,821.28	67,471.28
Cost of Goods Sold (COGS)	268,571.78	1,706,876.17
Gross Profit	197,924.37	989,970.99
Other Operating Income (Itemize)		
Operating Expenses:		
Payroll - Insiders	206,750.00	365,852.47
Payroll - Other Employees	183,166.89	926,686.02
Payroll Taxes	22,826.25	51,000.75
Other Taxes (Itemize)		0.00
Depreciation and Amortization	9,513.16	44,346.16
Rent Expense - Real Property	9,051.73	26,748.73
Lease Expense - Personal Property		1,124.90
Insurance	5,582.92	22,798.02
Real Property Taxes	350.00	1,200.00
Telephone and Utilities	1,717.06	20,337.66
Repairs and Maintenance	0.00	879.90
Travel and Entertainment (Itemize)	25,415.45	120,746.45
Miscellaneous Operating Expenses (Itemize)	138,035.17	675,833.19
Total Operating Expenses	602,408.63	2,257,554.25
Net Gain/(Loss) from Operations	(404,484.26)	(1,267,583.27)
Non-Operating Income:		
Interest Income	0.00	(17.60)
Net Gain on Sale of Assets (Itemize)	13,371,358.59	13,371,358.59
Other (Itemize)		
Total Non-Operating income	13,371,358.59	13,371,340.99
Non-Operating Expenses:		
Interest Expense	530,207.37	751,602.27
Legal and Professional (Itemize)	1,224,810.53	2,068,072.88
Other (Itemize) - Income Tax Expense	185,331.00	
Total Non-Operating Expenses	1,940,348.90	2,819,675.15
NET INCOME/(LOSS)	11,026,525.43	9,284,082.57

(Attach exhibit listing all itemizations required above)

X. BALANCE SHEET

(ACCRUAL BASIS ONLY) (Reflects Ironclad California's operations)

	Current Month End	
ASSETS		
Current Assets:		
Unrestricted Cash	18,064,749.02	
Restricted Cash		
Accounts Receivable	11,385.22	
Inventory		
Notes Receivable		
Prepaid Expenses		
Other (Itemize)		
Total Current Assets		18,076,134.24
Property, Plant, and Equipment		
Accumulated Depreciation/Depletion		
Net Property, Plant, and Equipment		0.00
Other Assets (Net of Amortization):		
Due from Insiders	0.00	
Other (Itemize)		
Total Other Assets		0.00
TOTAL ASSETS		18,076,134.24
LIABILITIES		
Post-petition Liabilities:		
Accounts Payable	1,460,761.50	
Taxes Payable	187,083.37	
Notes Payable		
Professional fees	1,897,013.33	
Secured Debt		
Other (Itemize)		
Total Post-petition Liabilities		3,544,858.20
Pre-petition Liabilities:		
Secured Liabilities		
Priority Liabilities	2,735.10	
Unsecured Liabilities	318,995.20	
Other (Itemize)		
Total Pre-petition Liabilities		321,730.30
TOTAL LIABILITIES		3,866,588.50
EQUITY:		
Pre-petition Owners' Equity	4,925,463.17	
Post-petition Profit/(Loss)	9,284,082.57	
Direct Charges to Equity		
TOTAL EQUITY		14,209,545.74
TOTAL LIABILITIES & EQUITY		18,076,134.24

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	x	
2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If "Yes", explain below:	x	

3. State what progress was made during the reporting period toward filing a plan of reorganization
Debtor completed the sale of substantially all of its assets

4. Describe potential future developments which may have a significant impact on the case:

5. Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	x	

I, Matthew Pliskin, CFO
declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

1/17/2018 — Matthew Pliskin

Date — Principal for debtor-in-possession